Exhibit 10.5

FOURTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

among

CDP HOLDINGS, LTD

GARAMOND PARTNERS LIMITED

MR. WEI WANG

MS. WEI LU

OTHER ORDINARY SHAREHOLDERS

PRE-IPO SERIES A INVESTORS

PRE-IPO SERIES B INVESTORS

PRE-IPO SERIES C INVESTORS

NORTH HAVEN PRIVATE EQUITY ASIA CLEVELAND COMPANY LIMITED

and

51JOB, INC.

Dated as of November 15, 2019

TABLE OF CONTENT

1.	DEFINITIONS	3

2.	ELECTION OF DIRECTORS	7

3.	[RESERVED]	8

4.	DEMAND REGISTRATION	8

5.	PIGGYBACK REGISTRATION	11

6.	EXPENSES OF REGISTRATION	12

7.	TERMINATION OF REGISTRATION RIGHTS	13

8.	REGISTRATION PROCEDURES AND OBLIGATIONS	13

9.	INFORMATION FURNISHED BY HOLDER	14

10.	INDEMNIFICATION	14

11.	LOCK-UP OR MARKET STANDOFF	17

12.	NO-ACTION LETTER OR OPINION OF COUNSEL IN LIEU OF REGISTRATION	18

13.	REPORTS UNDER THE EXCHANGE ACT	18

14.	MISCELLANEOUS	19

15.	CONFIDENTIALITY AND ANNOUNCEMENTS	24

i

CDP HOLDINGS, LTD

FOURTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS FOURTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (this “Agreement”) is made as of November 15, 2019, by and among:

(1)	CDP Holdings, Ltd, an exempted company incorporated under the Laws of the Cayman Islands (the “Company”);

(2)	Garamond Partners Limited, a business company incorporated under the Laws of the British Virgin Islands (“Garamond”);

(3)	Wei Wang (U.S. Passport No. [ ]);

(4)	Wei Lu (U.S. Passport No. [ ]) (together with Wei Wang, the “Founders,” and each a “Founder”);

(5)	The Persons identified as Other Ordinary Shareholders on the signature pages to this Agreement (the “Other Ordinary Shareholders”);

(6)	The Persons identified as Pre-IPO Series A Investors on the signature pages to this Agreement (the “Pre-IPO Series A Investors”);

(7)	The Persons identified as Pre-IPO Series B Investors on the signature pages to this Agreement (the “Pre-IPO Series B Investors”);

(8)	The Persons identified as Pre-IPO Series C Investors on the signature pages to this Agreement (the “Pre-IPO Series C Investors”);

(9)	North Haven Private Equity Asia Cleveland Company Limited (the “MSPE”) ; and

(10)	51job, Inc., an exempted company incorporated under the Laws of the Cayman Islands (the “51 Job”).

(the foregoing parties collectively, the “Parties”, and each a “Party”).

RECITALS

(A)

The Company, the Pre-IPO Series A Investors, the Pre-IPO Series B Investors, the Pre-IPO Series C Investors, MSPE, 51 Job and certain other parties thereto entered into an amended and restated shareholders’ agreement dated as of October 15, 2019 (the “Existing Shareholders’ Agreement”).

(B)	All of the Pre-IPO Preferred Shares issued and outstanding immediately prior to the completion of the QIPO shall be converted (by way of re-designation) into Class A Ordinary Shares.

(C)

The Company and the Shareholders have duly approved a form of the Amended and Restated Memorandum and Articles of Association of the Company that will become effective conditional upon and immediately prior to the consummation of a QIPO (the “Post-IPO M&A”);

(D)

To facilitate the QIPO, it is the intention of the Parties that, immediately prior to the consummation of a QIPO, certain provisions in the Existing Shareholders’ Agreement that will be terminated upon a QIPO thereunder and are not consistent with the Post-IPO M&A shall terminate and be of no further force and effect, and accordingly the Existing Shareholders’ Agreement shall be entirely superseded and replaced by this Agreement.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	DEFINITIONS

1.1	As used in this Agreement, the following terms have the following respective meanings:

“Affiliate” means, in respect of a Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, (b) in the case of a Pre-IPO Investor, shall include any Person who holds Ordinary Shares as a nominee for such Pre-IPO Investor, and (c) for the purpose of Section 15.2(c) only, in respect of a Pre-IPO Investor, shall also include (i) any shareholder of such Pre-IPO Investor, (ii) any entity or individual which has a direct and indirect interest in such Pre-IPO Investor (including, if applicable, any general partner or limited partner) or any fund manager thereof, (iii) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Pre-IPO Investor or its fund manager, (iv) the relatives of any individual referred to in (ii) above, and (v) any trust Controlled by or held for the benefit of such individuals.

“Blue Sky” means the Laws of any state of the United States of America or any other jurisdiction regulating the sale of corporate securities within that state or jurisdiction.

“Board” means the Company’s Board of Directors as constituted from time to time.

“Business Day” means any day, excluding Saturdays and Sundays, on which banks in the Cayman Islands, the PRC, Hong Kong and the State of New York, U.S.A. are generally open for business.

“CBC” means China Broadband Capital Partners II, L.P.

“Class A Ordinary Shares” means the Class A ordinary shares, par value US$0.0001 per share, of the Company, having the rights, privileges and interests as set forth in the Post-IPO M&A.

“Class B Ordinary Shares” means the Class B ordinary shares, par value US$0.0001 per share, of the Company, having the rights, privileges and interests as set forth in the Post-IPO M&A.

“Commission” means the United States Securities and Exchange Commission.

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms “Controlling” and “Controlled” have meanings correlative to the foregoing.

“Directors” means the directors of the Company, and “Director” means any one of them.

“Equity Securities” means, with respect to any Person that is a legal entity, any and all shares of capital stock, membership interests, units, profits interests, ownership interests, equity interests, registered capital, and other equity securities of such Person, and any right, warrant, option, call, commitment, conversion privilege, preemptive right or other right to acquire any of the foregoing, or security convertible into, exchangeable or exercisable for any of the foregoing.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as from time to time in effect.

“Form F-3” means Form F-3 issued by the Commission or any substantially similar form then in effect.

“Founder Shareholders” means the Founders and Garamond, and “Founder Shareholder” means any one of them.

“Governmental Authority” means any government of any nation, federation, province or state or any other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission or instrumentality of the PRC or any other country, or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization.

“Governmental Order” means any applicable order, ruling, decision, verdict, decree, writ, subpoena, mandate, precept, command, directive, consent, approval, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Authority.

“Group” or “Group Companies” means the Company and its Subsidiaries from time to time, and “Group Company” means any one of them.

“Holder” means any holder of outstanding Registrable Securities.

“Hong Kong” means the Hong Kong Special Administrative Region.

“IGC Asia” means Investor Investments Asia Limited, Investor Group Asia L.P. and IGC Asia Fund V, L.P.

“Initiating Holders” means Holders who in the aggregate hold at least 25 percent of the Registrable Securities.

“Law” or “Laws” means any and all provisions of any applicable constitution, treaty, statute, law, regulation, ordinance, code, rule, or rule of common law, any governmental approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any formally issued written interpretation or administration of any of the foregoing by, any Governmental Authority, in each case as amended, and any and all applicable Governmental Orders.

“Ordinary Shareholders” means (a) the Founder Shareholders, and (b) the Other Ordinary Shareholders, and “Ordinary Shareholder” means any one of them.

“Ordinary Shares” means the ordinary shares of the Company as authorized under the Post-IPO M&A.

“Person” means any individual, sole proprietorship, partnership, firm, joint venture, estate, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or Governmental Authority or other entity of any kind or nature.

“Post-IPO M&A” means the Fifth Amended and Restated Memorandum and Articles of Association of the Company, which will become effective immediately prior to the consummation of the QIPO.

“PRC” means the People’s Republic of China, excluding Hong Kong, Macau Special Administrative Region and Taiwan.

“Pre-IPO Investors” means the Pre-IPO Series A Investors, the Pre-IPO Series B Investors, the Pre-IPO Series C Investors, MSPE, and 51 Job, and “Pre-IPO Investor” means any one of them, and their respective assignees, transferees or successors.

“Pre-IPO M&A” means the Fourth Amended and Restated Memorandum and Articles of Association of the Company, as currently in effect.

“Pre-IPO Preferred Shares” means Pre-IPO Series A Preferred Shares, Pre-IPO Series B Preferred Shares, Pre-IPO Series C Preferred Shares, Pre-IPO Series D Preferred Shares and Pre-IPO Series E Preferred Shares.

“Pre-IPO Series A Preferred Shares” means series A redeemable convertible preferred shares of the Company, par value US$0.0001 per share, with the rights and privileges as set forth in the Pre-IPO M&A.

“Pre-IPO Series B Preferred Shares” means series B redeemable convertible preferred shares of the Company, par value US$0.0001 per share, with the rights and privileges as set forth in the Pre-IPO M&A.

“Pre-IPO Series C Preferred Shares” means series C redeemable convertible preferred shares of the Company, par value US$0.0001 per share, with the rights and privileges as set forth in the Pre-IPO M&A.

“Pre-IPO Series D Preferred Shares” means series D redeemable convertible preferred shares of the Company, par value US$0.0001 per share, with the rights and privileges as set forth in the Pre-IPO M&A.

“Pre-IPO Series E Preferred Shares” means Pre-IPO Series E-1 Preferred Shares and Pre-IPO Series E-2 Preferred Shares.

“Pre-IPO Series E-1 Preferred Shares” series E-1 redeemable convertible preferred shares of the Company, par value US$0.0001 per share, with the rights and privileges as set forth in the Pre-IPO M&A.

“Pre-IPO Series E-2 Preferred Shares” series E-2 redeemable convertible preferred shares of the Company, par value US$0.0001 per share, with the rights and privileges as set forth in the Pre-IPO M&A.

“QIPO” means the closing of the Company’s first firm commitment, underwritten public offering of Ordinary Shares or securities representing Ordinary Shares in connection with which Ordinary Shares or such securities (or the shares, or securities representing such shares, of a company of which the Company is a wholly-owned subsidiary established for the purpose of listing (the “Listco”)) is listed and becomes publicly traded on an internationally recognized securities exchange (including without limitation the New York Stock Exchange, the NASDAQ Global Market, the Stock Exchange of Hong Kong, Shanghai Stock Exchange or Shenzhen Stock Exchange) or the issue or transfer of shares in a company whose shares are listed on an internationally recognized stock exchange (including without limitation the New York Stock Exchange, the NASDAQ Global Market, the Stock Exchange of Hong Kong, Shanghai Stock Exchange or Shenzhen Stock Exchange) for which shares approval for listing and trading has been duly obtained and which shares are issued or transferred in consideration of the acquisition of the Ordinary Shares of the Company or the shares of the Listco, provided, however, that the market capitalization of the Company or the Listco immediately prior to such transaction or listing shall be at least (i) US$560,000,000 in the event that such transaction or listing occurs within 12 months from October 15, 2019; or (ii) US$650,000,000, in event that such transaction or listing occurs after the end of 12 months but within 24 months from October 15, 2019; or (iii) US$850,000,000, in the event that such transaction or listing occurs after 24 months from October 15, 2019.

“Register,” “Registered,” and “Registration” means a registration of securities effected by preparing and filing a registration statement on Form F-1 or F-3 in compliance with the Securities Act, or on any comparable form in connection with a registration in a jurisdiction other than the United States (a “Registration Statement”), and the declaration or ordering of the effectiveness of that Registration Statement by the Commission.

“Registrable Securities” means any Class A Ordinary Shares held by any Pre-IPO Investor, including any Class A Ordinary Shares issued as a dividend or other distribution. Class A Ordinary Shares issued pursuant to any share subdivision, share consolidation and the like and Class A Ordinary Shares issuable upon the exchange, conversion or exercise of any warrant, right or other security; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities after such Registrable Securities have been sold to a person to whom rights under this Agreement are not assigned.

“Registration Expenses” means all expenses incurred by the Company in complying with Section 4 or 5 of this Agreement, including, without limitation, all federal and state Registration, qualification, and filing fees, printing expenses, any fees, commissions, expenses and disbursements of underwriters customarily paid by similarly situated companies in connection with underwritten offerings of equity securities to the public, fees and disbursements of counsel for the Company and one special counsel for all Holders (if different from counsel to the Company), Blue Sky fees and expenses, and the expense of any special audits incident to or required by any Registration, but excluding Selling Expenses.

“Rule [followed by a number]” means the Rule of the same number promulgated by the Commission under the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as from time to time in effect.

“Selling Expenses” means all underwriting discounts, selling commissions and stock or share transfer taxes applicable to the sale of Registrable Securities pursuant to this Agreement.

“Shareholders” means the holders of Ordinary Shares or Pre-IPO Preferred Shares.

“Special Resolution” has the meaning set forth under the Post-IPO M&A.

“Subsidiary” means, with respect to any Person that is not an individual, any corporation, partnership, or other entity, Controlled by such Person.

“Taxes” or “Taxation” means and includes any tax, duty, deduction, withholding, impost, levy, fee, assessment or charge of any nature whatsoever (including, without limitation, income, franchise, value added, sales, use, excise, stamp, customs, documentary, transfer, withholding, property, capital, employment, payroll, ad valorem, net worth or gross receipts taxes and any social security, unemployment or other mandatory contributions) imposed, levied, collected, withheld or assessed by any Governmental Authority or other taxing or similar authority in any part of the world and includes any interest, addition to tax, penalty, surcharge, fine or other charge payable or claimed in respect thereof or in connection therewith.

“Transaction Documents” means this Agreement, Post-IPO M&A , the exhibits attached to any of the foregoing each of the other agreements and documents otherwise required, entered into or delivered by the parties hereto or their respective Affiliates in connection with the transactions contemplated by any of the foregoing, and the amendments of each of the foregoing.

“US$” means United States Dollar, the legal currency of the United States of America.

2.	ELECTION OF DIRECTORS

2.1

Board Composition. Unless otherwise determined by the Company by an Ordinary Resolution (as defined in the Post-IPO M&A), the authorized number of Directors shall not be less than one (1) Director, and there shall be no maximum number of Directors. At each meeting of the Board or of the Shareholders called for the purpose of electing members of the Board, each Ordinary Shareholder and Pre-IPO Investor shall cause all of the shares of the Company that such Ordinary Shareholder or Pre-IPO Investor beneficially owns and continues to hold (and has not irrevocably waived) the voting power over to be voted to cause the Board to be composed as provided in this Section 2.1:

(a)

Founders’ Representatives. The Founders shall collectively be entitled to appoint, and to remove from office and replace, two Directors, each of whom shall have one vote in respect of the passing of any resolution at any meeting of the Board or any committee thereof.

(b)

51 Job Representative. 51 Job shall be entitled to appoint, and to remove from office and replace, one Director, who shall have one vote in respect of the passing of any resolution at any meeting of the Board. Such Director appointed by 51 Job is herein referred to as the “51 Representative.” The 51 Representative shall have the right to appoint alternates or proxies to attend any meeting of the Board or any committee thereof. Such rights of appointment, removal and replacement of the 51 Representative shall be exercisable by 51 Job for so long as 51 Job beneficially owns more than 50% of such number of Class A Ordinary Shares it holds at the closing of the QIPO and as adjusted for share subdivision, share dividends, share consolidation and the like.

(c)

MSPE Representative. MSPE shall be entitled to appoint, and to remove from office and replace, one Director, who shall have one vote in respect of the passing of any resolution at any meeting of the Board. Such Director appointed by MSPE is herein referred to as the “MSPE Representative.” The MSPE Representative shall have the right to appoint alternates or proxies to attend any meeting of the Board or any committee thereof. Such rights of appointment, removal and replacement of the MSPE Representative shall be exercisable by MSPE for so long as MSPE beneficially owns more than 50% of such number of Class A Ordinary Shares it holds at the closing of the QIPO and as adjusted for share subdivision, share dividends, share consolidation and the like.

(d)

CBC Representative. CBC shall be entitled to appoint, and to remove from office and replace, one Director, who shall have one vote in respect of the passing of any resolution at any meeting of the Board. Such Director appointed by CBC is herein referred to as the “CBC Representative.” The CBC Representative shall have the right to appoint alternates or proxies to attend any meeting of the Board or any committee thereof. Such rights of appointment, removal and replacement of the CBC Representative shall be exercisable by CBC for as long as CBC beneficially owns more than 50% of such number of Class A Ordinary Shares it holds at the closing of the QIPO and as adjusted for share subdivision, share dividends, share consolidation and the like.

(e)

IGC Asia Representative. IGC Asia shall be entitled to appoint, and to remove from office and replace, one Director, who shall have one vote in respect of the passing of any resolution at any meeting of the Board. Such Director appointed by IGC Asia is herein referred to as the “IGC Asia Representative.” The IGC Asia Representative shall have the right to appoint alternates or proxies to attend any meeting of the Board or any committee thereof. Such rights of appointment, removal and replacement of the IGC Asia Representative shall be exercisable by IGC Asia for as long as IGC Asia beneficially owns more than 50% of such number of Class A Ordinary Shares it holds at the closing of the QIPO and as adjusted for share subdivision, share dividends, share consolidation and the like.

3.	[RESERVED]

4.	DEMAND REGISTRATION

4.1

Request for Registration on Form Other Than Form F-3. Subject to the terms of this Agreement, in the event that the Company receives from the Initiating Holders at any time following the earlier to occur of (i) October 15,2022, and (ii) six months after the closing of the Company’s initial public offering of Ordinary Shares under a Registration Statement, a written request that the Company effect any Registration with respect to all or a part of the Registrable Securities on a form other than Form F-3 for an offering of the then outstanding Registrable Securities, the Company shall (i) promptly give written notice of the proposed Registration to all other Holders, and (ii) as soon as practicable, effect the Registration of the Registrable Securities specified in the request, together with any Registrable Securities of any Holder in that request as are specified in a written request given within 20 days after written notice from the Company. The Company shall not be obligated to take any action to effect any Registration pursuant to this Section 4.1 after the Company has effected three Registrations pursuant to this Section 4.1 and each Registration has been declared effective. The substantive provisions of Section 4.5 shall be applicable to the Registration initiated under this Section 4.1.

4.2

Request for Registration on Form F-3. If any Holder requests that the Company file a Registration Statement on Form F-3 (or any successor form to Form F-3, or any comparable form for a Registration in a jurisdiction other than the United States) for a public offering of shares of Registrable Securities, the anticipated aggregate price to the public of which, net of Selling Expenses, would not be less than US$500,000, and the Company is a registrant entitled to use Form F-3 or comparable form to Register the Registrable Securities for an offering, the Company shall cause those Registrable Securities to be Registered for the offering on that form and to cause those Registrable Securities to be qualified in jurisdictions as the Holder or Holders may request, provided that the Company shall not be required to effect more than one registration pursuant to this Section 4.2 in any six-month period. The substantive provisions of Section 4.5 shall be applicable to each Registration initiated under this Section 4.2. Registrations on Form F-3 shall not be deemed to be demand Registrations as described in Section 4.1. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request Registration of Registrable Securities under this Section 4.2.

4.3	Right of Deferral. Notwithstanding the foregoing, the Company shall not be obligated to file a Registration Statement pursuant to this Section 4:

(a)

in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting that Registration, qualification, or compliance, unless the Company is already subject to service in that jurisdiction and except as may be required by the Securities Act or other applicable Law in a jurisdiction other than the United States in which the Registration is being effected;

(b)

within six months immediately following the effective date of any Registration Statement pertaining to the securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan or a Registration from which the Registrable Securities of Holders have been excluded, with respect to all or any portion of the Registrable Securities the Holders requested be included in such Registration); or

(c)

if the Company furnishes to those Holders requesting Registration a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its Shareholders for a Registration Statement to be filed at such time, then the Company’s obligation to file a Registration Statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file the Registration by that Holder provided that the Company shall not exercise the right contained in this Section 4.3(c) more than once in any 12-month period and provided further, that during such 120-day period the Company shall not file a Registration Statement with respect to a public offering of securities of the Company.

4.4

Registration of Other Securities in Demand Registration. Any Registration Statement filed pursuant to the request of any Holder under this Section 4 may, subject to the provisions of Section 4.5, include Ordinary Shares other than Registrable Securities.

4.5	Underwriting in Demand Registration.

(a)

Notice of Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 4, and the Company shall include that information in the written notice referred to in Section 4.1 or 4.2 of this Agreement. The right of any Holder to Registration pursuant to this Section 4 shall be conditioned upon that Holder’s agreement to participate in the underwriting and the inclusion of that Holder’s Registrable Securities in the underwriting. In such event, the Company shall (together with all Holders proposing to distribute their securities through the underwriting) enter into an underwriting agreement with the representative (the “Underwriter’s Representative”) of the underwriter or underwriters selected for the underwriting by the Holders of a majority of the Registrable Securities being Registered by the Initiating Holders and agreed to by the Company.

(b)

Inclusion of Other Holders in Demand Registration. If the Company, officers or directors of the Company holding Ordinary Shares other than Registrable Securities, or holders of securities other than Registrable Securities, request inclusion of such Ordinary Shares or other securities in the Registration, the Initiating Holders, to the extent they deem advisable and consistent with the goals of that Registration, may, in their sole discretion, on behalf of all Holders, offer to any or all of the Company, those officers or directors, and the holders of securities other than Registrable Securities that such Ordinary Shares or other securities be included in the underwriting and may condition that offer on the acceptance by those Persons of the terms of this Section 4. If, however, the number of shares so included exceeds the number of shares of Registrable Securities included by all Holders, the Registration shall be treated as governed by Section 5 of this Agreement rather than this Section 4, and it shall not count as a Registration for purposes of this Section 4.

(c)

Marketing Limitation in Demand Registration. In the event the Underwriter’s Representative advises the Initiating Holders in writing that market factors (including, without limitation, the aggregate number of Ordinary Shares requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated first to 51 Job and MSPE (as long as MSPE is a Holder) and Holders who are Pre-IPO Series B Investors and Pre-IPO Series C Investors in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in that Registration held by 51 Job, MSPE, such Pre-IPO Series B Investors and Pre-IPO Series C Investors at the time of filing the Registration Statement, and thereafter if the aforesaid limitation permits among all other selling Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in that Registration held by those Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 4.5(c) shall be included in that Registration Statement.

(d)

Right of Withdrawal in Demand Registration. If any Holder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in that Registration, disapproves of the terms of the underwriting, that Person may elect to withdraw therefrom by written notice to the Company, the Underwriter’s Representative, and the Initiating Holders delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

4.6

Other Securities Laws in Demand Registration. In the event of any Registration pursuant to this Section 4, the Company shall Register and qualify the securities covered by the Registration Statement under the securities Laws of any other jurisdictions in the United States of America, Europe, Hong Kong and Singapore as shall be appropriate for the distribution of the securities; provided, however, that: (a) the Company shall not be required to do business or to file a general consent to service of process in any such state or jurisdiction; and (b) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling Shareholders, the expenses shall be payable pro rata by the selling Shareholders.

4.7

Other Registration Rights. The Company hereby represents and warrants to 51 Job, MSPE, the Pre-IPO Series C Investors and the Pre-IPO Series B Investors that it has not granted any rights to any Shareholder or other Person with respect to the Registration of securities of the Company (other than pursuant hereto or any such rights which are superseded by the rights granted under this Agreement). Without the prior written consent of Holders of at least a majority of the Registrable Securities, the Company covenants and agrees that it shall not hereafter grant any Person any rights with respect to the Registration of securities of the Company which are on pari passu with or superior to the rights granted hereunder.

5.	PIGGYBACK REGISTRATION

5.1

Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, if the Company decides to Register any of its Ordinary Shares (either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than Holders exercising their demand rights pursuant to Section 4 of this Agreement)) (other than a registration relating solely to the sale of securities to participants in a Company share plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, or a registration in which the only securities being registered are Ordinary Shares issuable upon conversion of debt securities that are also being registered), the Company shall: (a) at least 30 days prior to any such Registration, give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify those securities under the applicable Blue Sky or other securities Laws); and (b) include in that Registration (and any related qualification under Blue Sky Laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 30 days after delivery of the written notice from the Company. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 5 prior to the effectiveness of such Registration whether or not any Holder has elected to include securities in such registration.

5.2	Underwriting in Piggyback Registration.

(a)

Notice of Underwriting in Piggyback Registration. If the Registration of which the Company gives notice is for a Registered public offering, involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to this Section 5. In this event, the right of any Holder to Registration shall be conditioned upon the underwriting and the inclusion of that Holder’s Registrable Securities in the underwriting, to the extent provided in this Section 5. All Holders proposing to distribute their securities through the underwriting shall (together with the Company and the other holders distributing their securities through the underwriting) enter into an underwriting agreement with the Underwriter’s Representative for that offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 5.

(b)

Marketing Limitation in Piggyback Registration. In the event the Underwriter’s Representative advises the Holders seeking Registration of Registrable Securities pursuant to this Section 5 in writing that market factors (including, without limitation, the aggregate number of Ordinary Shares requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter’s Representative (subject to the allocation priority set forth in Section 5.2(c)) may:

(i)	in the case of the Company’s initial Registered public offering, exclude some or all Registrable Securities from the Registration and underwriting; and

(ii)

in the case of any Registered public offering subsequent to the initial public offering, limit the number of shares of Registrable Securities to be included in the Registration and underwriting, to not less than 25 percent of the securities requested by such Holders to be included in the Registration.

(c)

Allocation of Shares in Piggyback Registration. In the event that the Underwriter’s Representative limits the number of shares to be included in a Registration pursuant to Section 5.2(b), the number of shares to be included in the Registration shall be allocated among all other Holders and other holders of securities (other than Registrable Securities) requesting and legally entitled to include securities in that Registration, in the following order of priority:

(i)	first, to the Company, to the extent it is offering shares for its own account; and

(ii)

next, to Holders requesting inclusion of Registrable Securities in the offering, in proportion, as nearly as practicable, to the respective amounts of securities (including Registrable Securities) then held by such Holders respectively; and

(iii)

next, to holders of other securities of the Company requesting inclusion of such securities in the offering, in proportion, as nearly as practicable to the respective amounts of securities then held by such other holders respectively.

For any Registration subsequent to an initial public offering, the number of Registrable Securities that may be included in the Registration and underwriting under Section 5.2(b)(ii) shall not be reduced to less than 25 percent of the aggregate securities requested by Holders to be included in the Registration without the prior consent of at least a majority of the Holders who have requested their Registrable Securities be included in the Registration and underwriting. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 5.2(c) shall be included in the Registration Statement.

(d)

Withdrawal in Piggyback Registration. If any Holder disapproves of the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the Underwriter’s Representative delivered at least seven days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from the underwriting shall be withdrawn from the Registration.

(e)

Not Demand Registration. Registration pursuant to this Section 5 shall not be deemed to be a demand Registration as described in Section 4. There shall be no limit on the number of times the Holders may request Registration of Registrable Securities pursuant to this Section 5.

6.	EXPENSES OF REGISTRATION

All Registration Expenses incurred in connection with Registrations pursuant to Sections 4.1, 4.2 and 5 shall be borne by the Company, and the Company shall bear the fees of a single counsel for the selling Shareholders in the Registrations. All Registration Expenses incurred in connection with any other Registration, qualification, or compliance, shall be apportioned among the Holders and other holders, including the Company, of the securities so Registered on the basis of the number of shares Registered. Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 4 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be Registered (which Holders shall bear those expenses on a pro rata basis), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one corresponding Registration pursuant to Section 4 provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such Registration and have withdrawn their request for Registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and such Registration shall not constitute the use of a demand Registration pursuant to Section 4.1. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

7.	TERMINATION OF REGISTRATION RIGHTS

The rights to cause the Company to Register securities granted under Sections 4 and 5 and to receive notices pursuant to Section 5 of this Agreement, shall terminate, with respect to each Holder on the date five years after the Company’s initial public offering of securities pursuant to a Registration Statement, or with respect to each Holder, if that Holder is eligible to sell all of that Holder’s Registrable Securities either (i) under Rule 144 within any 90-day period without volume limitations, or (ii) with respect to each Holder’s right with respect to Registration of Registrable Securities in any jurisdiction other than the United States, if that Holder is eligible to sell all of its Registrable Securities under a provision of that jurisdiction’s securities Laws comparable to Rule 144.

8.	REGISTRATION PROCEDURES AND OBLIGATIONS

Whenever required under this Agreement to effect the Registration of any Registrable Securities, the Company shall as expeditiously as practicable:

(a)

Prepare and file with the Commission (or comparable regulatory agency for a Registration in a jurisdiction other than the United States) a Registration Statement with respect to those Registrable Securities and use its best efforts to cause that Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities Registered thereunder, keep the Registration Statement effective for up to 180 days, or if earlier, until the distribution contemplated by the Registration has been completed;

(b)

Prepare and file with the Commission (or comparable regulatory agency for a Registration in a jurisdiction other than the United States), amendments and supplements to that Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act (or other applicable Law in a jurisdiction other than the United States) with respect to the disposition of all securities covered by the Registration Statement;

(c)

Furnish to the Holders such reasonable number of copies of a prospectus, including a preliminary prospectus, required by the Securities Act (or other applicable Law in a jurisdiction other than the United States), and any other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)

Otherwise use its best efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the Commission, and make available to the securities holders, as soon as practicable, an earnings statement covering the period of at least 12 months after the effective date of such Registration Statement, which earnings statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158;

(e)

Use its best efforts to Register and qualify the securities covered by the Registration Statement under the securities or Blue Sky Laws of any other jurisdictions as shall be requested by the Holders, provided that the Company shall not be required to qualify to do business or file a general consent to service of process in any such states or jurisdictions, and provided further that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling Shareholders, those expenses shall be payable pro rata by selling Shareholders;

(f)

Appoint a qualified independent underwriter, if necessary under the circumstances or if requested by Holders representing more than 50 percent of the Registrable Securities in any Registration made pursuant to the terms hereof;

(g)

In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of the offering. Each Holder participating in the underwriting shall also enter into and perform its obligations under such an agreement;

(h)

Notify each Holder of Registrable Securities covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(i)

Provide a transfer agent and registrar for all Registrable Securities Registered pursuant to the Registration Statement and a CUSIP number for all those Registrable Securities, in each case not later than the effective date of the Registration;

(j)

Furnish, at the request of any Holder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that Registrable Securities are delivered for sale in connection with a Registration pursuant to this Agreement, (i) an opinion or opinions, dated the date of the sale, of the counsel or counsels representing the Company for the purposes of the Registration, in form and substance as is customarily given to underwriters in an underwritten public offering, and (ii) a “comfort” letter dated the date of the sale, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and satisfactory to a majority in interests of the Holders requesting Registration, addressed to the underwriters, if any, and to Holders requesting Registration of Registrable Securities.

(k)	Take all action necessary to list the Registrable Securities on the primary exchange upon which the Company’s securities are then traded.

9.	INFORMATION FURNISHED BY HOLDER

It shall be a condition precedent of the Company’s obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company information regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request.

10.	INDEMNIFICATION

10.1

Company’s Indemnification of Holders. To the extent permitted by Law, the Company shall indemnify each Holder, each of its officers, directors, and constituent partners, legal counsel for the Holders, and each Person controlling that Holder, with respect to which Registration, qualification, or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter against all claims, losses, damages, liabilities, or actions in respect thereof (collectively, “Damages”) to the extent the Damages arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any Registration, qualification, or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, Exchange Act, applicable Blue Sky Laws, or other applicable Laws in the jurisdiction other than the United States in which the Registration occurred, applicable to the Company and relating to action or inaction required of the Company in connection with any Registration, qualification, or compliance, and the Company shall reimburse each Holder, each underwriter, and each Person who controls any Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action.

10.2

Holder’s Indemnification of Company. To the extent permitted by Law, each Holder shall, if Registrable Securities held by that Holder are included in the securities as to which Registration, qualification or, compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company’s securities covered by the Registration Statement, each Person who controls the Company or underwriter within the meaning of the Securities Act, and each other Holder, each of its officers, directors, and constituent partners, and each Person controlling the other Holder, against all Damages arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of any rule or regulation promulgated under the Securities Act, Exchange Act, applicable Blue Sky Laws, or other applicable Laws in the jurisdiction other than the United States in which the Registration occurred, applicable to the Holder and relating to action or inaction required of the Holder in connection with any Registration, qualification, or compliance, and shall reimburse the Company, those Holders, directors, officers, partners, Persons, law and accounting firms, underwriters or control Persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that the untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in that Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by that Holder and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 10.2 shall not apply to amounts paid in settlement of any Damages if settlement is effected without the consent of that Holder (which consent shall not be unreasonably withheld) and provided, further, that each Holder’s liability under this Section 10.2 shall not exceed the Holder’s proceeds (less underwriting discounts and selling commissions) from the offering of securities made in connection with that Registration.

Any indemnification pursuant to this Section 10.2 shall be several, and not joint and several, among the Holders whose Registrable Securities are included in the Registration.

10.3

Condition to Indemnity. The foregoing indemnity agreements of the Company and the Holders are subject to the condition that, insofar as they relate to any violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the Registration Statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

10.4

Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, the indemnified party shall, if a claim is to be made against an indemnifying party under this Section 10, notify the indemnifying party in writing, of the commencement thereof and generally summarize the action. The indemnifying party shall have the right to participate in and to assume the defense of that claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of the claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Shareholders in conducting the defense of the action, suit, or proceeding by reason of recognized claims for indemnity under this Section 10, then counsel for that party shall be entitled to conduct the defense to the extent reasonably determined by counsel to be necessary to protect the interests of that party. The failure to notify an indemnifying party promptly of the commencement of any action, if prejudicial to the ability of the indemnifying party to defend the action, shall relieve the indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 10, but the omission to notify the indemnifying party shall not relieve the party of any liability that the party may have to any indemnified party otherwise than under this Section 10.

10.5

Contribution. If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages, then the indemnifying party, in lieu of indemnifying the indemnified party hereunder, shall contribute to the amount paid or payable by the indemnified party as a result of those Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions that resulted in Damages as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying or the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent the statement or omission. No Holder will be required to contribute any amount in excess of the net proceeds received from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such Registration Statement; and no Person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person or entity who was not guilty of such fraudulent misrepresentation.

10.6

Conflicts. Notwithstanding the foregoing, to the extent that provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that the provision in any such underwriting agreement pertaining to indemnification and contribution will be (i) substantially similar to those contained herein, or (ii) typical of such provisions found in underwriting agreements of companies similarly situated to the Company.

10.7

Survival of Obligations. Subject to Section 10.6, the obligations of the Company and Holders under this Section 10 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement or otherwise. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which admits fault on behalf of the indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

11.	LOCK-UP OR MARKET STANDOFF

Each Holder and Founder acknowledges that the Underwriter’s Representative (if any), in connection with a registration relating to the Company’s initial public offering (other than a registration on Form S-8 or a related or successor form relating solely to an employee benefit plan or a registration on Form F-4 or a related or successor form relating solely to a transaction under Rule 145), may request the Shareholders enter into a lockup or market standoff agreement in customary form (subject to the following conditions) pursuant to which the Shareholders agree not to sell or otherwise transfer or dispose of any Ordinary Shares or other securities of the Company without the prior written consent of the Underwriter’s Representative for up to 180 days following the effective date of a Registration Statement of the Company filed under the Securities Act (or other applicable Law in a jurisdiction other than the United States in which a Registration occurred). The obligations of each Holder under this Section 11 shall be conditioned upon the following:

(a)

the lockup or market standoff agreement applies only to the first registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering, but not to Registrable Securities actually sold pursuant to such Registration Statement;

(b)

all Founders, directors or officers of any Group Company, and holders of one percent or more of any class of securities of the Company are bound by substantially identical restrictions, and that neither the Company nor the Underwriter’s Representative will release any such Founders, directors or officers of any Group Company, and holders of one percent or more of any class of securities from the lock-up without first releasing the Holders;

(c)

the lockup or market standoff agreement provides that if any securities of the Company are to be excluded or released in whole or part from such restrictions, the Underwriter’s Representative shall so notify each Holder and each Holder shall be excluded or released, in proportionate amounts to the extent of the exclusion or release with respect to any other holder of the Company’s securities, including any director or officer of any Group Company, or holder of one percent or more of any class of securities of the Company subject to such restrictions;

(d)

the lockup or market standoff agreement by its terms permits transfers of Registrable Securities by any Holder to any Affiliate of such Holder during the restricted period, provided that such Affiliate executes a lock-up or market standoff agreement substantively identical to that executed by the transferring Holder; and

(e)

to the extent permitted by applicable Law and regulation, the Underwriter’s Representative and the Company permit the Pre-IPO Investors to sell their Class A Ordinary Shares in an amount representing up to 20 percent of the Class A Ordinary Shares or other securities to be sold in such public offering.

12.	NO-ACTION LETTER OR OPINION OF COUNSEL IN LIEU OF REGISTRATION

Notwithstanding anything else in this Agreement, if: (a) the Company obtains from the Commission (or comparable regulatory agency in lieu of Registration in a jurisdiction other than the United States) a “no-action” letter in which the Commission or such comparable regulatory agency has indicated that it will take no action if, without Registration under the Securities Act or comparable Law, any Holder disposes of Registrable Securities covered by any request for Registration made under Section 4 of this Agreement in the specific manner in which the Holder proposes to dispose of Registrable Securities included in that request (such as including, without limitation, inclusion of the Registrable Securities in an underwriting initiated by either the Company or the Holders) and that the Registrable Securities may be sold to the public without Registration in accordance with an established procedure or Rule-based “safe harbor” without unreasonable legal risk or uncertainty; or (b) in the opinion of counsel retained by the Company concurred in by counsel for the Holder, which concurrence shall not be unreasonably withheld, no Registration under the Securities Act (or other applicable Law) is required in connection with the disposition and that the Registrable Securities may be sold to the public without Registration, then the Registrable Securities included in the request shall not be eligible for Registration under this Agreement. Any Registrable Securities not so disposed of shall be eligible for Registration in accordance with the terms of this Agreement with respect to other proposed dispositions to which this Section 12 does not apply.

13.	REPORTS UNDER THE EXCHANGE ACT

With a view to making available to Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a Registration on Form F-3, the Company agrees to:

(a)

make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the public;

(b)

take all action, including the voluntary Registration of its Ordinary Shares under Section 12 of the Exchange Act, necessary to enable the Holders to utilize Form F-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first Registration Statement filed by the Company for the offering of its securities to the general public is declared effective;

(c)	file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(d)

furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first Registration Statement filed by the Company), the Securities Act, and the Exchange Act (at any time after it has become subject to those reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and any other reports and documents filed by the Company; and (iii) any other information as may be requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any securities without Registration or pursuant to that form; and

(e)

for a Registration in a jurisdiction other than the United States, take actions similar to those set forth in clauses (a), (b), (c) and (d) of this Section 13 with a view to making available to Holders the benefits of the corresponding provision or provisions of that jurisdiction’s securities Laws.

14.	MISCELLANEOUS

14.1

Effectiveness of Agreement. This Agreement shall be effective with respect to each of the Company and the Shareholders conditional upon and immediately prior to the consummation of a QIPO; provided that the definition of “QIPO” set forth in Section 1.1 shall be effective as of the date of this Agreement.

14.2

14.3 Governing Law. Sections 4 through 13 of this Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, excluding those Laws that direct the application of the Laws of another jurisdiction. All other provisions of this Agreement shall be governed by, and construed in accordance with, the Laws of the Hong Kong, excluding those Laws that direct the application of the Laws of another jurisdiction.

14.4	Dispute Resolution.

(a)

Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through consultation. Such consultation shall begin immediately after one party hereto has delivered to the other party hereto a written request for such consultation. If within 30 days following the date on which such notice is given the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of either party with notice to the other.

(b)

The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “HKIAC”). There shall be one arbitrator. The arbitrator shall be jointly appointed by the disputing parties or, failing which the Secretary-General of the HKIAC shall appoint the arbitrator.

(c)	The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the HKIAC at the time of the arbitration.

(d)	The arbitrator shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive Laws of Hong Kong and shall not apply any other substantive Law.

(e)

Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

(f)	In the course of arbitration, the Parties shall continue to implement the terms of this Agreement except (as between the disputing parties) for the matters under arbitration.

(g)	The award of the arbitration tribunal shall be final and binding upon the disputing parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

(h)	Either party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

14.5

Counterparts and Facsimile/Email Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart or other signature delivered by facsimile or email shall be deemed for all purposes as being a good and valid execution and delivery of this Agreement by that Party.

14.6	Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

14.7

Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other Party; (b) when printed confirmation sheet verifying successful transmission of the facsimile is generated by the sender’s machine, when sent by facsimile at the number set forth below (or hereafter amended by subsequent notice to the parties hereto); (c) five Business Days after deposit in the mail as certified mail, receipt requested, postage prepaid and addressed to the other Party as set forth below; or (d) three Business Days after deposit with an overnight delivery service, postage prepaid, addressed to the Parties as set forth below, provided that the sending Party receives a confirmation of delivery from the delivery service provider.

To:	The Company and Founder Shareholders

c/o CDP Holdings, Ltd

6F, Block A, Hi-Tech Building

No. 900 Yishan Road

Shanghai 200233

People’s Republic of China

Facsimile: +86 (21) 6125 3320

Telephone: +86 (21) 6125 3366

Email: [                    ]

Attention: Chief Executive Officer

To:	Any of the Other Ordinary Shareholders

c/o CSV Capital Partners

Unit 15A, No. 168 Zhenning Road

Shanghai, China 200040

Facsimile: [                    ]

Telephone: [                    ]

Email: [                    ]

Attention: Mr. Earl Yen

To:	Any of the Pre-IPO Series A Investors

c/o CDP Holdings, Ltd

6F, Block A, Hi-Tech Building

No. 900 Yishan Road

Shanghai 200233

People’s Republic of China

Facsimile: +86 (21) 6125 3320

Telephone: +86 (21) 6125 3366

Email: [                    ]

Attention: Chief Executive Officer

and

c/o CSV Capital Partners

Unit 15A, No. 168 Zhenning Road

Shanghai, China 200040

Facsimile: [                    ]

Telephone: [                    ]

Email: [                    ]

Attention: Mr. Earl Yen

To:	Pre-IPO Series B Investors

Patricia Industries – a part of Investor AB

1177 Avenue of the Americas, 47th Floor

New York, New York 10036

USA

Telephone: [                    ]

Email: [                    ]

Attention: MICHAEL OPORTO

and

c/o Eight Roads

Suite 2201, Level 22, Two Pacific Place

88 Queensway, Admiralty

Hong Kong

Facsimile: [                    ]

Telephone: [                    ]

Email: [                    ]

Attention: Mr. Ted Chua

and

c/o Sumitomo Corporation Equity Asia Limited

6509, 65/F, The Center

99 Queen’s Road

Central

Hong Kong

Facsimile: [                    ]

Telephone: [                    ]

Email: [                    ]

Attention: Ms Sophronia Low

To:	Pre-IPO Series C Investors

c/o China Broadband Capital Partners II, L.P.

Unit 906, Level 9

Cyberport 2, 100 Cyberport Road

Hong Kong

Facsimile: [                    ]

Telephone: [                    ]

Email: [                    ]

Attention: Mr. Liu Wei

and

IGC Asia Fund V, L.P.

One Rockefeller Plaza

Suite 2801

New York, New York 10020

United States of America

Facsimile: [                    ]

Telephone: [                    ]

Email: [                    ]

Attention: Mr. Michael Oporto

and

CSV Capital Partners Ltd

c/o CSV Capital Partners

Unit 15A, No. 168 Zhenning Road

Shanghai, China 200040

Facsimile: [                    ]

Telephone: [                    ]

Email: [                    ]

Attention: Mr. Earl Yen

and

Don Xiangdong Ho

Address: [                    ]

Telephone: [                    ]

Email: [                    ]

To:	MSPE

Level 40, International Commerce Centre,

1 Austin Road West,

Kowloon, Hong Kong

Facsimile: [                    ]

Telephone: [                    ]

Email: [                    ]

Attention: Kingsley Chan

To:	51 Job

Building 3, No. 1387 Zhang Dong Road

Shanghai, People’s Republic of China

Postal Code: 201203

Facsimile:[                    ]

Telephone: [                    ]

Email: [                    ]

Attention: Kathleen Chien

Each Person making a communication hereunder by facsimile shall promptly confirm by telephone to the Person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A Party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 14.7 by giving the other Parties written notice of the new address in the manner set forth above.

14.8

Amendment of this Agreement. This Agreement may be amended at any time by written consent of: (i) the Company, (ii) the Founder Shareholders, (iii) Pre-IPO Series A Investors representing at least a majority of the Class A Ordinary Shares they hold at the closing of the QIPO and as adjusted for share splits, share dividends, reverse share splits and the like, (iv) the Pre-IPO Series B Investors representing at least seventy percent of the Class A Ordinary Shares they hold at the closing of the QIPO and as adjusted for share splits, share dividends, reverse share splits and the like, (v) the Pre-IPO Series C Investors representing at least a majority of the Class A Ordinary Shares they hold at the closing of the QIPO and as adjusted for share splits, share dividends, reverse share splits and the like, (vi) MSPE for so long as MSPE is a Shareholder and (vii) 51 Job for so long as 51 Job is a Shareholder. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

14.9

No Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right, power or remedy hereunder at any one or more times be deemed a waiver or relinquishment of such right, power or remedy at any other time or times.

14.10

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

14.11

Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14.12

Entire Agreement; Successors and Assigns. Except as specifically referenced in this Agreement, this Agreement, together with all Exhibits to this Agreement, constitute the entire contract among the Parties with respect to the subject matter of this Agreement. Any prior or contemporaneous agreement, discussion, understanding, or correspondence among the parties (including the Existing Shareholders’ Agreement and any prior representations or warranties given by the Parties) regarding the subject matter of this Agreement is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors, and assigns of the Parties to this Agreement.

14.13

Conflict with Charter Documents. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Post-IPO M&A or other constitutional documents, the parties shall, notwithstanding the conflict or inconsistency, act so as to effect the intent of this Agreement to the greatest extent possible under the circumstances and shall promptly amend the conflicting constitutional documents to conform to this Agreement to the greatest extent possible.

14.14	Assignability. The rights and obligation under this Agreement shall not be assignable by any Party without the prior written consent of all the other Parties.

14.15

Exercise of Pre-IPO Investor’s Rights. Any rights of any Pre-IPO Investor under this Agreement may, without prejudice to the Pre-IPO Investor to exercise any such rights, be exercised by any fund manager of such Pre-IPO Investor or the nominees of such fund manager, unless such Pre-IPO Investor has given notice to the other Parties that any such rights cannot be exercised by such fund manager or nominee of fund manager.

14.16	Several Liability of Pre-IPO Investors. Each Pre-IPO Investors shall be severally (and not jointly and severally or jointly with any other Person) liable for its own obligations under this Agreement.

15.	CONFIDENTIALITY AND ANNOUNCEMENTS

15.1

Disclosure of Terms. No Party shall, without the prior written approval of a Pre-IPO Investor, make any announcement concerning or otherwise disclose or divulge any information concerning such Pre-IPO Investor’s involvement with or interest in any Group Company including (without limitation) the subject matter and the terms and conditions set forth in the Transaction Documents, negotiations relating thereto, and information obtained pursuant to such Pre-IPO Investor’s right, which shall expire upon the completion of a QIPO, to inspect the facilities, records and books of the Group Companies during normal business hours, which shall include the right, without limitation, to discuss the business, operations and financial condition of the Group Companies with their respective directors, officers, employees, accountants, legal counsel or investment bankers, which shall be confidential information (collectively, “Confidential Information”).

15.2	Permitted Disclosures. The prohibitions set out in Section 15.1 do not apply to:

(a)

information which was in the public domain or otherwise known to a Party (the “Disclosing Party”) before it was provided to the Disclosing Party by another Party, or entered the public domain otherwise than as a result of (a) a breach by the Disclosing Party of this Section 15, or (b) a breach of a confidentiality obligation by the another Person, where such breach was known to the Disclosing Party;

(b)

disclosure of Confidential Information which is legally compelled by any Law, the order of any court, the requirements of a stock exchange or to obtain tax or other clearances or consents from any relevant authority that is applicable to the Disclosing Party, and provided that the Disclosing Party shall promptly provide the other Parties with written notice of that fact, in accordance with Section 15.5, so that such other Parties may seek a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the Confidential Information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such Confidential Information to the extent requested by the other Parties hereto;

(c)

any information to any Pre-IPO Investor’s and/or its fund manager’s and/or its Affiliate’s and/or its successor’s legal counsel, auditor, insurer, accountant, consultant, or to an officer, director, general partner, limited partner, fund manager, shareholder, investor, investment counsel or advisor, or employee of any Pre-IPO Investor and/or its Affiliate and/or its successor; provided, however, that any counsel, auditor, insurer, accountant, consultant, officer, director, general partner, limited partner, fund manager, shareholder, investor, investment counsel or advisor, or employee shall be advised of the confidential nature of the information or are under appropriate non-disclosure obligation imposed by professional ethics, Law or otherwise;

(d)	any information for fund and inter-fund reporting purposes;

(e)	any information to bona fide prospective purchasers/investors of any share, security or other interests in the Company;

(f)	any information to a bona fide prospective investor of a successor fund of North Haven Private Equity Asia IV, L.P; or

(g)

information disclosed by any former or current Director or non-voting observer to the Board of Directors appointed by any Pre-IPO Investor to the Pre-IPO Investor that appointed such Director or non-voting observer.

15.3

Founders’ Obligations. The Company shall cause the observance of this Section 15 by each of its Subsidiaries, shall allow access to Confidential Information only to directors, officers and employees of such Subsidiaries whose duties require them to possess such Confidential Information, and shall take all reasonable steps to minimize the risk of disclosure of Confidential Information.

15.4

Other Information. The provisions of this Section 15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the Parties hereto with respect to the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

CDP HOLDINGS, LTD

By:	/s/ Wei Wang
Name:	Wei Wang
Title:	Director

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

GARAMOND PARTNERS LIMITED

By:	/s/ Wei Wang	/s/ Wei Wang
Name:	Wei Wang	WEI WANG
Title:	Authorized Signatory

/s/ Wei Lu
WEI LU

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

OTHER ORDINARY SHAREHOLDERS REFERRED TO IN THE PREAMBLE:

HAN’S HOLDINGS GROUP LIMITED	FUNCTION INVESTMENTS HOLDINGS LIMITED

By:	/s/ Earl c. Yen	By:	/s/ Earl c. Yen
Name:	Earl c. Yen	Name:	Earl c. Yen
Title:	Authorized Signatory	Title:	Authorized Signatory

MUTIARA GLOBAL HOLDINGS LIMITED

By:	/s/ Kay-Meng Soh
Name:	Kay-Meng Soh
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

PRE-IPO SERIES A INVESTORS REFERRED TO IN THE PREAMBLE:

CSV CAPITAL PARTNERS LTD

By:	/s/ Earl c. Yen	/s/ Don Xiangdong Ho
Name:	Earl c. Yen	DON XIANGDONG HO
Title:	Authorized Signatory

/s/ Mei Ye		/s/ Daniel Hui Zhao
MEI YE		DANIEL HUI ZHAO

/s/ Xuan Richard Gu
XUAN RICHARD GU

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

PRE-IPO SERIES B INVESTORS REFERRED TO IN THE PREAMBLE:

INVESTOR INVESTMENTS ASIA LIMITED	INVESTOR GROUP ASIA L.P.

By:	/s/ Michael V Oporto	By:	/s/ Michael V Oporto
Name:	Michael V Oporto	Name:	Michael V Oporto
Title:	Director	Title:	Managing Member

ASIA VENTURES I LP	EIGHT ROADS ASIA PRINCIPALS I LP

By:	/s/ Matthew Heath	By:	/s/ Matthew Heath
Name:	Matthew Heath	Name:	Matthew Heath
Title:	Director	Title:	Director

SUMITOMO CORPORATION EQUITY ASIA LIMITED

By:	/s/ Daiju Nakahashi
Name:	Daiju NAKAHASHI
Title:	Director

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

PRE-IPO SERIES C INVESTORS REFERRED TO IN THE PREAMBLE:

CHINA BROADBAND CAPITAL PARTNERS II, L.P.

By:	/s/ Oliver Ao	/s/ Don Xiaodong Ho
Name:	Oliver Ao	DON XIANGDONG HO
Title:	Authorized Signatory

IGC ASIA FUND V, L.P.

By:	/s/ Michael V Oporto
Name:	Michael V Oporto
Title:	Managing Member

CSV CAPITAL PARTNERS LTD

By:	/s/ Earl c. Yen
Name:	Earl c. Yen
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

North Haven Private Equity Asia Cleveland Company Limited

By:	/s/ Kingsley Chan
Name:	Kingsley Chan
Title:	Director

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

51job, Inc.

By:	/s/ Kathleen Chien
Name:	Kathleen Chien
Title:	COO